UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 20, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 20, 2024, WiSA Technologies, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the fourteen proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on November 27, 2024 (the “Proxy Statement”).

As of the close of business on November 6, 2024, the record date for the Annual Meeting, there were an aggregate of 7,767,828 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued, outstanding and entitled to vote. Stockholders holding an aggregate of 4,705,575 shares of Common Stock were present at the Annual Meeting, in person or represented by proxy, which number constituted a quorum.

Proposal 1 – The eight (8) nominees named in the Proxy Statement were elected at the Annual Meeting to serve as the Company’s directors until the Company’s 2025 Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. The final voting results with respect to the election of each such nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Brett Moyer	2,601,577	72,958	2,031,040
Kimberly Briskey	2,613,629	60,906	2,031,040
Dr. Jeffrey M. Gilbert	2,613,749	59,786	2,032,040
David Howitt	2,613,428	60,107	2,032,040
Helge Kristensen	2,614,267	59,268	2,032,040
Sriram Peruvemba	2,597,253	77,282	2,031,040
Robert Tobias	2,614,744	59,791	2,031,040
Wendy Wilson	2,614,522	60,013	2,031,040

Proposal 2 – The appointment of BPM LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 was ratified by the Company’s stockholders at the Annual Meeting. The final voting results were as follows:

For	Against	Abstain
4,428,549	82,119	194,907

Proposal 3 – The non-binding advisory resolution on the compensation paid to the Company’s named executive officers was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
2,451,743	87,777	127,310

There were 2,038,745 broker non-votes with respect to the third proposal.

Proposal 4 – Three years has been selected by the Company’s stockholders as the frequency of the stockholder vote on the non-binding advisory resolution on the compensation of the Company’s named executive officers. The final voting results were as follows:

One Year	Two Years	Three Years	Abstain
1,142,183	22,610	1,446,794	56,242

There were 2,037,746 broker non-votes with respect to the fourth proposal.

Proposal 5 – For purposes of Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 19, 2024, as amended, issued to the holders of such warrants (the “Holders”) was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
1,628,966	126,325	97,806

There were 2,852,478 broker non-votes with respect to the fifth proposal.

Proposal 6 – For purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 23, 2024, as amended, issued to the Holder was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
1,624,807	128,358	97,933

There were 2,854,477 broker non-votes with respect to the sixth proposal.

Proposal 7 – For purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 30, 2024, as amended, issued to the Holders was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
1,629,773	123,477	97,848

There were 2,854,477 broker non-votes with respect to the seventh proposal.

Proposal 8 – For purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated May 15, 2024, as amended, issued to the Holders was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
1,629,723	129,855	97,225

There were 2,848,772 broker non-votes with respect to the eighth proposal.

Proposal 9 – For purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated May 17, 2024, as amended, issued to the Holders was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
1,629,726	129,186	97,891

There were 2,848,772 broker non-votes with respect to the ninth proposal.

Proposal 10 – For purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon exercise of certain common stock purchase warrants issued pursuant to certain inducement agreements by and between the Company and each Holder, entered into as of September 10, 2024, was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
1,629,918	123,028	103,857

There were 2,848,772 broker non-votes with respect to the tenth proposal.

Proposal 11 – For purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon exercise of certain common stock purchase warrants to be issued immediately upon stockholder approval of this proposal, pursuant to certain side letter agreements by and between the Company and each Holder, entered into as of September 10, 2024, was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
1,625,001	127,701	104,101

There were 2,848,772 broker non-votes with respect to the eleventh proposal.

Proposal 12 – The amendment to the Company’s 2018 Long-Term Stock Incentive Plan (the “LTIP”) to remove the annual share limit of Common Stock that may be issued for a certain fiscal year under the LTIP was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
2,441,291	139,492	92,142

There were 2,032,650 broker non-votes with respect to the twelfth proposal.

Proposal 13 – The amendment to the Company’s certificate of incorporation, as amended, to permit the Board to amend the Company’s bylaws, as amended, was not approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
2,435,250	109,678	128,647

There were 2,032,000 broker non-votes with respect to the thirteenth proposal. With respect to the thirteenth proposal, broker non-votes were counted as votes against the proposal.

Proposal 14 – The transactions contemplated by the asset purchase agreement, entered into as of September 4, 2024, by and between the Company and Data Vault Holdings Inc., including, for purposes of Nasdaq Rule 5635(a) and 5635(b), the issuance of 20% or more of our outstanding shares of Common Stock upon consummation of the asset purchase was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
2,511,868	114,545	47,122

There were 2,032,040 broker non-votes with respect to the fourteenth proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer Title: Chief Executive Officer